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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 27, 1999

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                         0-24068                76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
      OF INCORPORATION)                                    IDENTIFICATION NO.)

                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977
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ITEM 5.  OTHER EVENTS

     On April 27, 1999, Consolidated Graphics, Inc. (the "Company") announced the signing of letters of intent to acquire The Printery of Milwaukee, Wisconsin, and Westland Printers of Baltimore, Maryland. A copy of the press release is attached hereto as Exhibit 99.1.

     On April 28, 1999, the Company announced its fiscal 1999 fourth quarter results. A copy of the press release is attached hereto as Exhibit 99.2

     On April 28, 1999, the Company announced the signing of a letter of intent to acquire H&N Printing & Graphics of Baltimore, Maryland. A copy of the press release is attached hereto as Exhibit 99.3.

     The attached press releases may contain forward-looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which would prevent the Company from achieving comparable financial results in the future or completing its pending or future acquisitions.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBIT

     (A)  EXHIBITS

     The following exhibits are filed herewith:

          99.1 Press release of the Company dated April 27,1999, related to the signing of letters of intent to acquire The Printery of Milwaukee, Wisconsin, and Westland Printers of Baltimore, Maryland.

          99.2 Press release of the Company dated April 28, 1999, with respect to the announcement of the Company's fiscal 1999 fourth quarter results.

          99.3 Press release of the Company dated April 28, 1999, related to the signing of a letter of intent to acquire H&N Printing & Graphics of Baltimore, Maryland.

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                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                    CONSOLIDATED GRAPHICS, INC.
                                         (Registrant)


                                    By: /s/ G. Christopher Colville
                                            G. CHRISTOPHER COLVILLE
                                            EXECUTIVE VICE PRESIDENT-
                                             MERGERS & ACQUISITIONS
                                   CHIEF FINANCIAL AND ACCOUNTING OFFICER

Date:  April 28, 1999

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